Exhibit 99.1

Berkshire Hills Reports Higher Third Quarter Net Income of $37.5 million, or $0.88 Per Share

Operating EPS of $0.58 increased 5% linked quarter and 16% year-over-year

•	$16 million non-operating gain on branch sale ($0.30 per share after tax)
•	Operating revenue up 1% linked quarter and 2% year-over-year
•	14.8% return on tangible common equity; 9.9% operating return on tangible common equity
•	Branch sale and loan sale are expected to further improve long-term profitability

BOSTON, October 24, 2024 - Berkshire Hills Bancorp, Inc. (NYSE: BHLB) today reported results for the third quarter of 2024. These results along with comparison periods are summarized below:

($ in millions, except per share data)	Three Months Ended
	Sept. 30, 2024	June 30, 2024	Sept. 30, 2023
Net income	$37.5	$24.0	$19.5
Per share	0.88	0.57	0.45
Operating earnings[1]	24.8	23.2	21.5
Per share	0.58	0.55	0.50

Net interest income, non FTE	$88.1	$88.5	$90.3
Net interest income, FTE	90.1	90.5	92.3
Net interest margin, FTE	3.16%	3.20%	3.18%
Non-interest income	37.6	20.1	17.5
Operating non-interest income[1]	21.5	20.1	17.5

Non-interest expense	$72.0	$70.9	$76.5
Operating non-interest expense[1]	72.3	71.3	73.9
Efficiency ratio[1]	63.7%	63.4%	65.1%

Average balances[2]
Loans	$9,233	$9,157	$8,952
Deposits	9,360	9,296	9,630

Period-end balances[2]
Loans	9,212	9,229	8,984
Deposits	9,577	9,621	9,981

1. See non-GAAP financial measures and reconciliation to GAAP measures beginning on page 12.

2. Loans and deposits in 2Q24 exclude balances held for sale in branch transaction of $57 million and $483 million respectively (average), and $55 million and $474 million (end of period). The branch sale was completed in 3Q24. End of period loans in 3Q24 exclude $46.5 million in Upstart-related consumer loans held for sale. This sale was completed on October 16, 2024.

Berkshire CEO Nitin Mhatre stated, “We are pleased to report a robust quarter reflecting accelerating momentum across key business drivers. Quarterly operating income has increased sequentially throughout this year driven by calibrated loan growth, improving credit quality and continued expense management. Third quarter operating income per share increased 16% year over year. This quarter also saw approximately 1% growth in average deposit balances. During the quarter, we completed the sale of ten branch offices. Including branch consolidations, the total branch count has been reduced by 14% this year to 83 offices. Also, after quarter-end, the Company’s balance sheet was further strengthened through the sale of $46.5 million in consumer loans.”

Berkshire CFO Brett Brbovic added, “Operating revenue grew 1% linked quarter and benefited from loan growth and increased loan related fees.The net interest margin decreased modestly to 3.16% from 3.20% linked quarter and 3.18% year-over-year. The provision for credit losses decreased $1.0 million reflecting lower recent loss trends. Operating expense increased $0.9 million, with lower occupancy and technology costs offset by higher miscellaneous expenses. The allowance for credit losses on loans remained steady at 1.22% of total loans. Capital strength improved, with the tangible common equity ratio improving to 9.1% from 8.2%.”

	As of and For the Three Months Ended
	Sept. 30, 2024	June 30, 2024	Sept. 30, 2023
Asset Quality
Net loan charge-offs to average loans	0.24%	0.07%	0.24%
Non-performing loans to total loans	0.26%	0.23%	0.30%

Returns
Return on average assets	1.28%	0.82%	0.66%
Operating return on average assets[1]	0.85%	0.79%	0.73%
Return on tangible common equity[1]	14.83%	9.99%	8.45%
Operating return on tangible common equity[1]	9.91%	9.65%	9.27%

Capital Ratios[2]
Tangible common equity/tangible assets[1]	9.1%	8.2%	7.7%
Tier 1 leverage	9.9%	9.6%	9.8%
Common equity Tier 1	11.9%	11.6%	12.1%
Tier 1 risk-based	12.2%	11.9%	12.3%
Total risk-based	14.4%	14.1%	14.4%

1. See non-GAAP measures and reconciliation to GAAP beginning on page 12. All performance ratios are annualized and are based on average balance sheet amounts, where applicable.

2. Presented as estimated for September 30, 2024 and actual for the remaining periods.

Berkshire Hills Bancorp, Inc. (NYSE: BHLB) is the parent company of Berkshire Bank, a relationship-driven, community-focused bank with $11.6 billion in assets and 83 financial centers in New England and New York. Berkshire is headquartered in Boston and offers commercial, retail, wealth, and private banking solutions.

3Q 2024 Financial Highlights (comparisons are to the prior quarter unless otherwise noted).

Income Statement. GAAP income was $37.5 million, or $0.88 per share. Operating earnings totaled $24.8 million, or $0.58 per share. GAAP results included the gain on the completion of the sale of ten New York branches. Operating income advanced 7% linked quarter including the benefit of higher operating revenue and a lower provision for credit losses.

•	Net interest income totaled $88.1 million in 3Q24 compared to $88.5 million in 2Q24.
•	Net interest margin decreased 4 basis points linked quarter to 3.16%.
o	The earning asset yield increased 5 basis points.
•	The loan yield increased 6 basis points.
○	The cost of funds increased 11 basis points.
•	The cost of deposits increased 7 basis points.
•	Provision for credit losses totaled $5.5 million, a decrease of $1.0 million linked quarter.
○	Net loan charge-offs totaling $5.6 million included $3.9 million in consumer losses which included a $1.9 million charge-off recorded for the Upstart-related consumer loan sale.
○	The net annualized loan charge-off ratio was 0.24%. Excluding the impact of consumer loans sold, annualized net loan charge-offs were 0.16% of average third quarter loans.
•	GAAP non-interest income of $37.6 million included a $16.0 million non-operating gain on the New York branch sale. Operating non-interest income totaled $21.5 million, an increase of 7% linked quarter.
○	Linked quarter growth was primarily in loan related fees which increased 36% including higher interest rate swap income and commercial loan servicing fees.
○	All other fee income categories increased except gains on SBA sales, which remained strong following a recent high in the linked quarter.
•	Non-interest expense totaled $72.0 million on a GAAP basis and $72.3 million on an operating basis. Operating non-interest expense increased 1% linked quarter and decreased 2% year-over-year.
○	Compensation and benefits expense increased $0.5 million linked quarter.
○	Occupancy, equipment, and technology expense decreased $0.9 million.
○	The category of other expense increased $1.6 million primarily due to one commercial check fraud.
○	The efficiency ratio was 63.7% compared to 63.4% linked quarter.
•	The effective tax rate was 22% for the quarter and the year-to-date.

Loans. Total loans decreased $16 million linked quarter to $9.21 billion due to the $46.5 million transfer of Upstart-related consumer loans to held for sale. Adjusted for this transfer, total loans increased by $30 million.

•	Commercial real estate loans increased $35 million to $4.74 billion.
•	Commercial and industrial loans decreased $12 million to $1.41 billion.
•	Residential mortgage loans increased $14 million to $2.69 billion.
•	Consumer loans decreased $53 million to $372 million due to the pending Upstart loan sale. This sale was completed on October 16, 2024. The remaining balance of Upstart-related loans was $10 million at quarter-end.
•	The allowance for credit losses on loans to total loans was 1.22% at September 30, 2024, unchanged from the prior quarter-end.
•	Non-performing loans to total loans was 0.26% at September 30, 2024, compared to 0.23% at prior quarter-end.

Deposits. Total deposits decreased $44 million to $9.58 billion. Total average deposits increased $64 million, or 1%, to $9.36 billion. Deposits decreased year-over-year due to the branch sale.

•	Non-interest bearing deposits increased $46 million to $2.26 billion, increasing to 24% of total deposits from 23%.
•	Non-maturity interest bearing deposits decreased $260 million to $4.79 billion.
•	Time deposits increased $170 million to $2.52 billion.

Equity. Total shareholders’ equity increased $58 million to $1.07 billion. Book value per share increased 6% to $24.90 and tangible book value per share increased 6% to $24.53. Accumulated other comprehensive income increased $25 million, reflecting lower market interest rates at period-end.

3Q 2024 Corporate Responsibility and Sustainability Highlights

•	Berkshire was recognized as a Top Charitable Contributor by the Boston Business Journal for the 12th consecutive year and named to Newsweek’s list of America’s Greatest Workplaces.
•	Berkshire maintained its top quartile environmental, social and governance performance in the banking sector and was listed as an “Outperformer” in the R-Factor™ rating as of October 2024.
•	The Bank achieved targets for lending in low-moderate income communities, increasing minority homeownership, and support for green projects through its multi-year Community Comeback program.

Conference Call and Investor Presentation. Berkshire will conduct a conference call/webcast at 9:00 a.m. eastern time on Thursday, October 24, 2024 to discuss results for the quarter and provide guidance about expected future results. Instructions for listening to the call may be found at the Company’s website at ir.berkshirebank.com. Additional materials relating to the call may also be accessed at this website. The call will be archived at the website and will be available for an extended period of time.

Forward Looking Statements: This document contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “remain,” “target” and similar expressions. There are many factors that could cause actual results to differ significantly from expectations described in the forward-looking statements. For a discussion of such factors, please see the sections titled “Forward-Looking Statements” and “Risk Factors” in Berkshire’s most recent reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements, which reflect our expectations only as of the date of this document. Berkshire does not undertake any obligation to update forward-looking statements.

###

INVESTOR CONTACT

Kevin Conn

Investor Relations

617.641.9206

kaconn@berkshirebank.com

MEDIA CONTACT

Gary Levante

Corporate Communications

413.447.1737

glevante@berkshirebank.com

SELECTED FINANCIAL HIGHLIGHTS (1)

	At or for the Quarters Ended
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2024	2024	2024	2023	2023
NOMINAL AND PER SHARE DATA
Net earnings/(loss) per common share, diluted	$0.88	$0.57	$(0.47)	$(0.03)	$0.45
Operating earnings per common share, diluted (2)(3)	0.58	0.55	0.49	0.47	0.50
Net income/(loss), (thousands)	37,509	24,025	(20,188)	(1,445)	19,545
Operating net income, (thousands) (2)(3)	24,789	23,168	20,934	20,190	21,516
Net interest income, (thousands) non FTE	88,059	88,532	88,140	88,421	90,334
Net interest income, FTE (5)	90,082	90,545	90,146	90,442	92,314
Total common shares outstanding, end of period (thousands)	42,982	42,959	43,415	43,501	43,822
Average diluted shares, (thousands)	42,454	42,508	43,028	43,101	43,347
Total book value per common share, end of period	24.90	23.58	23.26	23.27	21.70
Tangible book value per common share, end of period (2)(3)	24.53	23.18	22.84	22.82	21.23
Dividends declared per common share	0.18	0.18	0.18	0.18	0.18
Dividend payout ratio (7)	20.63%	32.74%	N/M %	N/M %	40.56%

PERFORMANCE RATIOS (4)
Return on equity	14.29%	9.49%	(7.93)%	(0.60)%	7.91%
Operating return on equity (2)(3)	9.44	9.15	8.23	8.36	8.71
Return on tangible common equity (2)(3)	14.83	9.99	(7.73)	(0.24)	8.45
Operating return on tangible common equity (2)(3)	9.91	9.65	8.73	8.90	9.27
Return on assets	1.28	0.82	(0.69)	(0.05)	0.66
Operating return on assets (2)(3)	0.85	0.79	0.71	0.68	0.73
Net interest margin, FTE (5)	3.16	3.20	3.15	3.11	3.18
Efficiency ratio (3)	63.74	63.40	66.26	67.77	65.05

FINANCIAL DATA (in millions, end of period)
Total assets	$11,605	$12,219	$12,147	$12,431	$12,140
Total earning assets	10,922	11,510	11,430	11,705	11,400
Total loans	9,212	9,229	9,086	9,040	8,984
Total funding liabilities	10,285	10,907	10,826	11,140	10,906
Total deposits	9,577	9,621	9,883	10,633	9,981
Loans/deposits (%)	96%	96%	92%	85%	90%
Total accumulated other comprehensive (loss) net of tax, end of period	$(89)	$(115)	$(114)	$(143)	$(218)
Total shareholders' equity	1,070	1,013	1,010	1,012	951

ASSET QUALITY
Allowance for credit losses, (millions)	$112	$112	$107	$105	$103
Net charge-offs, (millions)	(6)	(2)	(4)	(4)	(5)
Net charge-offs (QTD annualized)/average loans	0.24%	0.07%	0.18%	0.20%	0.24%
Provision (benefit)/expense, (millions)	$6	$6	$6	$7	$8
Non-performing assets, (millions)	27	24	24	24	29
Non-performing loans/total loans	0.26%	0.23%	0.24%	0.24%	0.30%
Allowance for credit losses/non-performing loans	467	525	500	492	386
Allowance for credit losses/total loans	1.22	1.22	1.18	1.17	1.14

CAPITAL RATIOS
Risk weighted assets, (millions)(6)	$9,638	$9,604	$9,615	$9,552	$9,594
Common equity Tier 1 capital to risk weighted assets (6)	11.9%	11.6%	11.6%	12.0%	12.1%
Tier 1 capital leverage ratio (6)	9.9	9.6	9.5	9.6	9.8
Tangible common shareholders' equity/tangible assets (3)	9.1	8.2	8.2	8.0	7.7

(1)	All financial tables presented are unaudited.
(2)	Reconciliations of non-GAAP financial measures, including all references to operating and tangible amounts, appear on pages 13 and 14.
(3)	Non-GAAP financial measure. Operating measurements are non-GAAP financial measures that are adjusted to exclude net non-operating charges primarily related to acquisitions and restructuring activities. See pages 13 and 14 for reconciliations of non-GAAP financial measures.
(4)	All performance ratios are annualized and are based on average balance sheet amounts, where applicable.
(5)	Fully taxable equivalent considers the impact of tax advantaged investment securities and loans.
(6)	Presented as projected for September 30, 2024 and actual for the remaining periods.
(7)	Dividend payout ratio is based on dividends declared.

CONSOLIDATED BALANCE SHEETS

	September 30,	June 30,	December 31,	September 30,
(in thousands)	2024	2024	2023	2023
Assets
Cash and due from banks	$134,056	$112,085	$148,148	$120,634
Short-term investments	435,911	988,207	1,055,096	542,836
Total cash and cash equivalents	569,967	1,100,292	1,203,244	663,470

Trading securities, at fair value	5,560	5,699	6,142	6,171
Equity securities, at fair value	13,278	12,736	13,029	12,325
Securities available for sale, at fair value	661,740	611,711	1,022,285	1,260,391
Securities held to maturity, at amortized cost	512,277	520,239	543,351	552,981
Federal Home Loan Bank stock	30,685	35,010	22,689	38,912
Total securities	1,223,540	1,185,395	1,607,496	1,870,780
Less: Allowance for credit losses on investment securities	(65)	(65)	(68)	(69)
Net securities	1,223,475	1,185,330	1,607,428	1,870,711

Loans held for sale	50,634	52,072	2,237	2,342

Commercial real estate loans	4,741,689	4,706,810	4,527,012	4,453,573
Commercial and industrial loans	1,409,538	1,421,921	1,352,834	1,384,038
Residential mortgages	2,688,709	2,674,611	2,672,677	2,640,210
Consumer loans	372,386	425,184	487,163	506,556
Total loans	9,212,322	9,228,526	9,039,686	8,984,377
Less: Allowance for credit losses on loans	(112,047)	(112,167)	(105,357)	(102,792)
Net loans	9,100,275	9,116,359	8,934,329	8,881,585

Premises and equipment, net	54,667	55,893	68,915	70,042
Other intangible assets	16,192	17,319	19,664	20,869
Other assets	582,422	615,882	584,066	619,777
Assets held for sale	6,930	76,307	10,938	11,157
Total assets	$11,604,562	$12,219,454	$12,430,821	$12,139,953

Liabilities and shareholders' equity
Non-interest bearing deposits	$2,267,595	$2,222,012	$2,469,164	$2,530,441
NOW and other deposits	748,737	766,641	858,644	843,032
Money market deposits	3,042,712	3,278,753	3,565,516	3,075,307
Savings deposits	998,549	1,004,320	1,053,810	1,086,329
Time deposits	2,519,896	2,349,733	2,686,250	2,445,435
Total deposits	9,577,489	9,621,459	10,633,384	9,980,544

Federal Home Loan Bank advances	585,542	689,606	385,223	804,295
Subordinated borrowings	121,549	121,487	121,363	121,300
Total borrowings	707,091	811,093	506,586	925,595

Other liabilities	249,531	287,312	278,630	282,805
Liabilities held for sale	-	486,648	-	-
Total liabilities	10,534,111	11,206,512	11,418,600	11,188,944

Common shareholders' equity	1,070,451	1,012,942	1,012,221	951,009
Total shareholders' equity	1,070,451	1,012,942	1,012,221	951,009
Total liabilities and shareholders' equity	$11,604,562	$12,219,454	$12,430,821	$12,139,953

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except per share data)	2024	2023	2024	2023
Interest income	$157,268	$148,021	$463,383	$425,762
Interest expense	69,209	57,687	198,652	145,136
Net interest income, non FTE	88,059	90,334	264,731	280,626
Non-interest income
Deposit related fees	8,656	8,792	25,522	25,674
Loan related fees	3,214	2,879	8,241	8,537
Gain on SBA loans	3,020	2,548	8,013	7,952
Wealth management fees	2,685	2,481	8,182	7,803
Fair value adjustments on securities	516	(467)	359	(255)
Other	3,416	1,232	8,633	1,454
Total non-interest income excluding gains and losses	21,507	17,465	58,950	51,165
Gain on sale of business operations and assets, net	16,048	-	16,048	-
(Loss) on sale of AFS securities	-	-	(49,909)	-
Total non-interest income	37,555	17,465	25,089	51,165
Total net revenue	125,614	107,799	289,820	331,791

Provision expense for credit losses	5,500	8,000	17,999	24,999
Non-interest expense
Compensation and benefits	40,663	40,155	121,524	119,186
Occupancy and equipment	7,373	8,816	24,135	27,165
Technology	10,014	10,616	30,154	30,552
Professional services	2,109	2,423	7,542	8,226
Regulatory expenses	1,851	1,905	5,544	5,165
Amortization of intangible assets	1,128	1,205	3,473	3,615
Marketing	861	1,552	2,509	4,270
Merger, restructuring and other non-operating expenses	(297)	2,607	2,936	2,592
Other expenses	8,258	7,234	21,094	21,745
Total non-interest expense	71,960	76,513	218,911	222,516
Total non-interest expense excluding non-operating expenses	72,257	73,906	215,975	219,924

Income before income taxes	$48,154	$23,286	$52,910	$84,276
Income tax expense	10,645	3,741	11,564	13,233
Net income	$37,509	$19,545	$41,346	$71,043

Basic earnings per common share	$0.89	$0.45	$0.97	$1.64
Diluted earnings per common share	$0.88	$0.45	$0.97	$1.63

Weighted average shares outstanding:
Basic	42,170	43,164	42,456	43,435
Diluted	42,454	43,347	42,658	43,640

CONSOLIDATED STATEMENTS OF OPERATIONS (5 Quarter Trend)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(in thousands, except per share data)	2024	2024	2024	2023	2023
Interest income	$157,268	$154,109	$152,006	$150,537	$148,021
Interest expense	69,209	65,577	63,866	62,116	57,687
Net interest income, non FTE	88,059	88,532	88,140	88,421	90,334
Non-interest income
Deposit related fees	8,656	8,561	8,305	8,481	8,792
Loan related fees	3,214	2,364	2,663	2,058	2,879
Gain on SBA loans	3,020	3,294	1,699	2,382	2,548
Wealth management fees	2,685	2,613	2,884	2,394	2,481
Fair value adjustments on securities	516	(42)	(115)	768	(467)
Other	3,416	3,343	1,874	591	1,232
Total non-interest income excluding gains and losses	21,507	20,133	17,310	16,674	17,465
Gain on sale of business operations and assets, net	16,048	-	-	-	-
Loss on sale of AFS securities	-	-	(49,909)	(25,057)	-
Total non-interest income	37,555	20,133	(32,599)	(8,383)	17,465
Total net revenue	125,614	108,665	55,541	80,038	107,799

Provision expense for credit losses	5,500	6,499	6,000	7,000	8,000
Non-interest expense
Compensation and benefits	40,663	40,126	40,735	40,095	40,155
Occupancy and equipment	7,373	8,064	8,698	8,553	8,816
Technology	10,014	10,236	9,904	11,326	10,616
Professional services	2,109	2,757	2,676	3,417	2,423
Regulatory expenses	1,851	1,848	1,845	1,854	1,905
Amortization of intangible assets	1,128	1,140	1,205	1,205	1,205
Marketing	861	532	1,116	1,107	1,552
Merger, restructuring and other non-operating expenses	(297)	(384)	3,617	3,669	2,607
Other expenses	8,258	6,612	6,224	7,766	7,234
Total non-interest expense	71,960	70,931	76,020	78,992	76,513
Total non-interest expense excluding non-operating expenses	72,257	71,315	72,403	75,323	73,906

Income/(loss) before income taxes	$48,154	$31,235	$(26,479)	$(5,954)	$23,286
Income tax expense/(benefit)	10,645	7,210	(6,291)	(4,509)	3,741
Net income/(loss)	$37,509	$24,025	$(20,188)	$(1,445)	$19,545

Diluted earnings/(loss) per common share	$0.88	$0.57	$(0.47)	$(0.03)	$0.45

Weighted average shares outstanding:
Basic	42,170	42,437	42,777	42,852	43,164
Diluted	42,454	42,508	43,028	43,101	43,347

AVERAGE BALANCES AND AVERAGE YIELDS AND COSTS

	Quarters Ended
	September 30, 2024			June 30, 2024			September 30, 2023
(in millions)	Average Balance	Interest (1)	Average Yield/Rate	Average Balance	Interest (1)	Average Yield/Rate	Average Balance	Interest (1)	Average Yield/Rate
Assets
Commercial real estate	$4,717	$79	6.54%	$4,649	$77	6.52%	$4,385	$71	6.32%
Commercial and industrial loans	1,380	27	7.79	1,384	27	7.62	1,436	27	7.48
Residential mortgages	2,712	30	4.31	2,694	28	4.21	2,618	26	3.97
Consumer loans	424	8	7.43	430	8	7.47	513	9	7.33
Total loans	9,233	144	6.11	9,157	140	6.05	8,952	133	5.88
Securities (2)	1,340	8	2.49	1,332	8	2.44	2,171	13	2.40
Short-term investments and loans held for sale	563	7	4.98	597	8	5.07	267	3	4.76
New York branch loans held for sale (3)	31	0	5.44	57	1	5.86	-	-	-
Total earning assets	11,167	159	5.62	11,143	157	5.57	11,390	149	5.19
Goodwill and other intangible assets	17			18			21
Other assets	511			531			449
Total assets	$11,695			$11,692			$11,860

Liabilities and shareholders' equity
Non-interest-bearing demand deposits	$2,250	$-	-%	$2,244	$-	-%	$2,553	$0	-%
NOW and other	743	3	1.54	763	3	1.44	858	2	1.15
Money market	2,935	25	3.35	2,909	24	3.32	2,697	18	2.69
Savings	1,002	3	1.17	1,004	3	1.06	1,082	2	0.77
Time	2,430	26	4.31	2,376	25	4.22	2,440	22	3.43
Total deposits	9,360	57	2.42	9,296	55	2.35	9,630	44	1.81
Borrowings (4)	782	11	5.44	610	9	5.55	1,010	14	5.32
New York branch non-interest-bearing deposits held for sale (3)	51	-	-	97	-	-	-	-	-
New York branch interest-bearing deposits held for sale (3)	207	1	2.87	386	3	2.80	-	-	-
Total funding liabilities	10,400	69	2.64	10,389	67	2.53	10,640	58	2.15

Other liabilities	245			290			232
Total liabilities	10,645			10,679			10,872

Common shareholders' equity (5)	1,050			1,013			988
Total shareholders' equity	1,050			1,013			988
Total liabilities and shareholders' equity	$11,695			$11,692			$11,860
Net interest margin, FTE			3.16			3.20			3.18

Supplementary data
Net Interest Income, non FTE	88.059			88.532			90.334
FTE income adjustment	2.023			2.013			1.980
Net Interest Income, FTE	90.082			90.545			92.314

(1)	Interest income and expense presented on a fully taxable equivalent basis.
(2)	Average balances for securities available-for-sale are based on amortized cost.
(3)	New York branch loans and deposits moved to held for sale on March 4, 2024.
(4)	Average balances for borrowings includes the financing lease obligation which is presented under other liabilities on the consolidated balance sheet.
(5)	Unrealized gains and losses, net of tax, are included in average equity. Prior period balances and financial metrics have been updated to reflect the current presentation.

ASSET QUALITY ANALYSIS

	At or for the Quarters Ended
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(in thousands)	2024	2024	2024	2023	2023
NON-PERFORMING ASSETS
Commercial real estate	$10,270	$5,976	$4,762	$4,453	$5,288
Commercial and industrial loans	8,227	8,489	9,174	8,712	11,028
Residential mortgages	4,348	5,491	5,992	6,404	8,060
Consumer loans	1,124	1,392	1,526	1,838	2,260
Total non-performing loans	23,969	21,348	21,454	21,407	26,636
Repossessed assets	2,563	2,549	2,689	2,601	2,548
Total non-performing assets	$26,532	$23,897	$24,143	$24,008	$29,184

Total non-performing loans/total loans	0.26%	0.23%	0.24%	0.24%	0.30%
Total non-performing assets/total assets	0.23%	0.20%	0.20%	0.19%	0.24%

PROVISION AND ALLOWANCE FOR CREDIT LOSSES ON LOANS
Balance at beginning of period	$112,167	$107,331	$105,357	$102,792	$100,219
Charged-off loans	(7,091)	(3,246)	(5,636)	(6,891)	(6,744)
Recoveries on charged-off loans	1,471	1,583	1,610	2,456	1,317
Net loans charged-off	(5,620)	(1,663)	(4,026)	(4,435)	(5,427)
Provision (benefit)/expense for loan credit losses	5,500	6,499	6,000	7,000	8,000
Balance at end of period	$112,047	$112,167	$107,331	$105,357	$102,792

Allowance for credit losses/total loans	1.22%	1.22%	1.18%	1.17%	1.14%
Allowance for credit losses/non-performing loans	467%	525%	500%	492%	386%

NET LOAN CHARGE-OFFS
Commercial real estate	$(999)	$22	$292	$316	$97
Commercial and industrial loans	(1,009)	(711)	(1,772)	(2,309)	(3,345)
Residential mortgages	273	316	98	55	23
Home equity	3	8	193	83	208
Other consumer loans	(3,888)	(1,298)	(2,837)	(2,580)	(2,410)
Total, net	$(5,620)	$(1,663)	$(4,026)	$(4,435)	$(5,427)

Net charge-offs (QTD annualized)/average loans	0.24%	0.07%	0.18%	0.20%	0.24%
Net charge-offs (YTD annualized)/average loans	0.16%	0.13%	0.18%	0.26%	0.28%

DELINQUENT AND NON-PERFORMING LOANS	Balance	Percent of Total Loans	Balance	Percent of Total Loans	Balance	Percent of Total Loans	Balance	Percent of Total Loans	Balance	Percent of Total Loans
30-89 Days delinquent	$18,526	0.20%	$18,494	0.20%	$27,682	0.30%	$22,140	0.24%	$18,700	0.21%
90+ Days delinquent and still accruing	6,280	0.07%	11,672	0.13%	5,882	0.06%	5,537	0.06%	5,744	0.06%
Total accruing delinquent loans	24,806	0.27%	30,166	0.33%	33,564	0.36%	27,677	0.30%	24,444	0.27%
Non-performing loans	23,969	0.26%	21,348	0.23%	21,454	0.24%	21,407	0.24%	26,636	0.30%
Total delinquent and non-performing loans	$48,775	0.53%	$51,514	0.56%	$55,018	0.60%	$49,084	0.54%	$51,080	0.57%

NON-GAAP FINANCIAL MEASURES

This document contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures are intended to provide the reader with additional supplemental perspectives on operating results, performance trends, and financial condition. Non-GAAP financial measures are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is provided below. In all cases, it should be understood that non-GAAP measures do not depict amounts that accrue directly to the benefit of shareholders. An item which management excludes when computing non-GAAP operating earnings can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP operating earnings information set forth is not necessarily comparable to non- GAAP information which may be presented by other companies. Each non-GAAP measure used by the Company in this report as supplemental financial data should be considered in conjunction with the Company’s GAAP financial information.

The Company utilizes the non-GAAP measure of operating earnings in evaluating operating trends, including components for operating revenue and expense. These measures exclude amounts which the Company views as unrelated to its normalized operations. These items primarily include restructuring costs. Restructuring costs generally consist of costs and losses associated with the disposition of assets and liabilities and lease terminations, including costs related to branch consolidations.

The Company also calculates operating earnings per share based on its measure of operating earnings and diluted common shares. The Company views these amounts as important to understanding its operating trends, particularly due to the impact of accounting standards related to merger and acquisition activity. Analysts also rely on these measures in estimating and evaluating the Company’s performance. Adjustments in 2024 were primarily related to branch sales and loss on sale of AFS securities. Adjustments in 2023 were primarily related to branch consolidations, severance charges related to a workforce reduction, and loss on sale of AFS securities.

Management believes that the computation of non-GAAP operating earnings and operating earnings per share may facilitate the comparison of the Company to other companies in the financial services industry. The Company also adjusts certain equity related measures to exclude intangible assets due to the importance of these measures to the investment community.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND SUPPLEMENTARY DATA

		At or for the Quarters Ended
		Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(in thousands)		2024	2024	2024	2023	2023
Total non-interest income		$37,555	$20,133	$(32,599)	$(8,383)	$17,465
Adj: Net (gains) on sale of business operations and assets		(16,048)
Adj: Loss on sale of AFS securities		-	-	49,909	25,057	-
Total operating non-interest income (1)		$21,507	$20,133	$17,310	$16,674	$17,465

Total revenue	(A)	$125,614	$108,665	$55,541	$80,038	$107,799
Adj: Net (gains) on sale of business operations and assets		(16,048)	-	-	-	-
Adj: Loss on sale of AFS securities		-	-	49,909	25,057	-
Total operating revenue (1)	(B)	$109,566	$108,665	$105,450	$105,095	$107,799

Total non-interest expense	(C)	$71,960	$70,931	$76,020	$78,992	$76,513
Adj: Merger, restructuring and other non-operating expenses		297	384	(3,617)	(3,669)	(2,607)
Operating non-interest expense (1)	(D)	$72,257	$71,315	$72,403	$75,323	$73,906

Pre-tax, pre-provision net revenue (PPNR)	(A-C)	$53,654	$37,734	$(20,479)	$1,046	$31,286
Operating pre-tax, pre-provision net revenue (PPNR) (1)	(B-D)	37,309	37,350	33,047	29,772	33,893

Net income/(loss)		$37,509	$24,025	$(20,188)	$(1,445)	$19,545
Adj: Net (gains) on sale of business operations and assets		(16,048)	-	-	-	-
Adj: Loss on sale of AFS securities		-	-	49,909	25,057	-
Adj: Restructuring expense and other non-operating expenses		(297)	(384)	3,617	3,669	2,607
Adj: Income taxes (expense)/benefit		3,625	(473)	(12,404)	(7,091)	(636)
Total operating income (1)	(E)	$24,789	$23,168	$20,934	$20,190	$21,516

(in millions, except per share data)
Total average assets	(F)	$11,695	$11,692	$11,755	$11,862	$11,860
Total average shareholders' equity	(G)	1,050	1,013	1,018	966	988
Total average tangible shareholders' equity (1)	(I)	1,034	995	999	946	967
Total accumulated other comprehensive (loss) net of tax, end of period		(89)	(115)	(114)	(143)	(218)
Total tangible shareholders' equity, end of period (1)	(K)	1,054	996	991	993	930
Total tangible assets, end of period (1)	(L)	11,588	12,202	12,128	12,411	12,119

Total common shares outstanding, end of period (thousands)	(M)	42,982	42,959	43,415	43,501	43,822
Average diluted shares outstanding (thousands)	(N)	42,454	42,508	43,028	43,101	43,347

Earnings/(loss) per common share, diluted (1)		$0.88	$0.57	$(0.47)	$(0.03)	$0.45
Operating earnings per common share, diluted (1)	(E/N)	0.58	0.55	0.49	0.47	0.50
Tangible book value per common share, end of period (1)	(K/M)	24.53	23.18	22.84	22.82	21.23
Total tangible shareholders' equity/total tangible assets (1)	(K/L)	9.10	8.16	8.17	8.00	7.68

Performance ratios (2)
Return on equity		14.29%	9.49%	(7.93)%	(0.60)%	7.91%
Operating return on equity (1)	(E/G)	9.44	9.15	8.23	8.36	8.71
Return on tangible common equity (1)(3)		14.83	9.99	(7.73)	(0.24)	8.45
Operating return on tangible common equity (1)(3)	(E+Q)/(I)	9.91	9.65	8.73	8.90	9.27
Return on assets		1.28	0.82	(0.69)	(0.05)	0.66
Operating return on assets (1)	(E/F)	0.85	0.79	0.71	0.68	0.73
Efficiency ratio (1)(6)	(D-Q)/(B+O+R)	63.74	63.40	66.26	67.77	65.05

Supplementary data (in thousands)
Tax benefit on tax-credit investments (4)	(O)	N/M	N/M	N/M	$2,252	$1,979
Non-interest income tax-credit investments amortization (5)	(P)	N/M	N/M	N/M	(2,060)	(1,463)
Net income on tax-credit investments	(O+P)	N/M	N/M	N/M	193	516
Effective tax rate		22.1%	23.1%	23.8%	75.7%	16.1%

Intangible amortization	(Q)	$1,128	$1,140	$1,205	$1,205	$1,205
Fully taxable equivalent income adjustment	(R)	2,023	2,013	2,006	2,021	1,980

(1)	Non-GAAP financial measure.
(2)	Ratios are annualized and based on average balance sheet amounts, where applicable. Quarterly data may not sum to year-to-date data due to rounding.
(3)	Amortization of intangible assets is adjusted assuming a 27% marginal tax rate.
(4)	The tax benefit is the direct reduction to the income tax provision due to tax credit investments.
(5)	The non-interest income amortization is the reduction to the tax-advantaged investments and are incurred as the tax credits are generated.
(6)	As of January 1, 2024, the Company elected the proportional amortization method for certain tax credits eliminating the need to adjust the efficiency ratio for tax credit impacts.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND SUPPLEMENTARY DATA- UNAUDITED

		At or for the Nine Months Ended
		September 30,	September 30,
(in thousands)		2024	2023
Total non-interest income		$25,089	$51,165
Adj: Net (gains) on sale of business operations and assets		(16,048)
Adj: Loss on sale of AFS securities		49,909	-
Total operating non-interest income (1)		$58,950	$51,165

Total revenue	(A)	$289,820	$331,791
Adj: Net (gains) on sale of business operations and assets		(16,048)	-
Adj: Loss on sale of AFS securities		49,909	-
Total operating revenue (1)	(B)	$323,681	$331,791

Total non-interest expense	(C)	$218,911	$222,516
Less: Merger, restructuring and other non-operating expenses		(2,936)	(2,592)
Operating non-interest expense (1)	(D)	$215,975	$219,924

Pre-tax, pre-provision net revenue (PPNR)	(A-C)	$70,909	$109,275
Operating pre-tax, pre-provision net revenue (PPNR) (1)	(B-D)	107,706	111,867

Net income		$41,346	$71,043
Adj: Net (gains) on sale of business operations and assets		(16,048)	-
Adj: Loss on sale of AFS securities		49,909	-
Adj: Restructuring expense and other non-operating expenses		2,936	2,592
Adj: Income taxes (expense)		(9,252)	(633)
Total operating income (1)	(E)	$68,891	$73,002

(in millions, except per share data)
Total average assets	(F)	$11,713	$11,830
Total average shareholders' equity	(G)	1,027	990
Total average tangible shareholders' equity (1)	(I)	1,009	967
Total accumulated other comprehensive (loss) net of tax, end of period		(89)	(218)
Total tangible shareholders' equity, end of period (1)	(K)	1,054	930
Total tangible assets, end of period (1)	(L)	11,588	12,119

Total common shares outstanding, end of period (thousands)	(M)	42,982	43,822
Average diluted shares outstanding (thousands)	(N)	42,658	43,640

Earnings per common share, diluted (1)		$0.97	$1.63
Operating earnings per common share, diluted (1)	(E/N)	1.61	1.67
Tangible book value per common share, end of period (1)	(K/M)	24.53	21.22
Total tangible shareholders' equity/total tangible assets (1)	(K/L)	9.10	7.67

Performance ratios (2)
Return on equity		5.37%	9.57%
Operating return on equity (1)	(E/G)	8.94	9.83
Return on tangible common equity (1)(3)		5.80	10.16
Operating return on tangible common equity (1)(3)	(E+Q)/(I)	9.43	10.43
Return on assets		0.47	0.80
Operating return on assets (1)	(E/F)	0.78	0.82
Efficiency ratio (1)(6)	(D-Q)/(B+O+R)	64.45	62.65
Net interest margin, FTE		3.17	3.33

Supplementary data (in thousands)
Tax benefit on tax-credit investments (4)	(O)	N/M	$7,611
Non-interest income charge on tax-credit investments (5)	(P)	N/M	(5,959)
Net income on tax-credit investments	(O+P)	N/M	1,652

Intangible amortization	(Q)	$3,473	$3,615
Fully taxable equivalent income adjustment	(R)	6,042	5,850

(1)	Non-GAAP financial measure.
(2)	Ratios are annualized and based on average balance sheet amounts, where applicable. Quarterly data may not sum to year-to-date data due to rounding.
(3)	Amortization of intangible assets is adjusted assuming a 27% marginal tax rate.
(4)	The tax benefit is the direct reduction to the income tax provision due to tax credit investments.
(5)	The non-interest income amortization is the reduction to the tax-advantaged investments and are incurred as the tax credits are generated.
(6)	As of January 1, 2024, the Company elected the proportional amortization method for certain tax credits eliminating the need to adjust the efficiency ratio for tax credit impacts.